UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2015

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive Allen, TX	75013
(Address of principal executive offices)	(zip code)

(972) 881-2900

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation

On March 23, 2015, pursuant to the Company’s 2005 Employee Stock and Incentive Plan, as amended and restated (the “Plan”), the Company issued the following Other Stock-Based Awards and Restricted Stock Unit Awards (as such terms are defined in the Plan) to the Company’s named executive officers. The Restricted Stock Unit Awards are subject to three year vesting, and a copy of the form of Other Stock-Based Award and Restricted Stock Unit Award Agreement is filed herewith. The foregoing summary of the terms thereof is not complete and is qualified in its entirety by reference thereto, which are incorporated herein by reference.

Named Executive Officer	Other Stock-Based Award	Restricted Stock Unit Award
Michael C. Willoughby	5,375	16,125
Thomas J. Madden	1,750	5,250
Cynthia D. Almond	1,250	3,750

The foregoing Awards were issued pursuant to the Plan. A copy of the Plan is included in the Company’s Proxy Statement dated May 22, 2014 as filed with the Securities and Exchange Commission on May 22, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Other Stock-Based Award and Restricted Stock Unit Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2015

PFSweb, Inc.

	By:	/s/ Thomas J. Madden
	Name:	Thomas J. Madden
	Title:	Executive Vice President and Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Form of Other Stock-Based Award and Restricted Stock Unit Award Agreement.